Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of March 31, 2017

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2016 is derived from or agrees to audited financial information. During the 2017 first quarter, the Company changed its presentation of ‘amortization of intangible assets’ on its consolidated statements of income to split out such item (previously reflected in acquisition expenses and/or other operating expenses) for all periods presented. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

On December 31, 2016, the Company completed the acquisition of United Guaranty Corporation (“UGC”) pursuant to the Stock Purchase Agreement with American International Group, Inc. (“AIG”) entered into on August 15, 2016. As such, the acquisition of UGC is reflected in the Company’s consolidated balance sheets from December 31, 2016 on and in the Company’s consolidated statements of income for the 2017 first quarter on.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,
	2017	2016	Change
Underwriting results:
Gross premiums written	$1,606,686	$1,391,061	15.5%
Net premiums written	1,132,574	977,101	15.9%
Net premiums earned	995,020	836,062	19.0%
Underwriting income (2)	214,367	116,635	83.8%

Loss ratio	46.9%	53.1%	(6.2)
Acquisition expense ratio	15.1%	16.1%	(1.0)
Other operating expense ratio	16.8%	17.3%	(0.5)
Combined ratio	78.8%	86.5%	(7.7)

Net investment income	$95,812	$70,409	36.1%
Per diluted share	$0.69	$0.57	21.1%

Net income available to Arch common shareholders	$241,909	$149,314	62.0%
Per diluted share	$1.74	$1.20	45.0%

After-tax operating income available to Arch common shareholders (2)	$197,965	$145,742	35.8%
Per diluted share	$1.42	$1.17	21.4%

Comprehensive income available to Arch	$351,991	$272,929	29.0%

Cash flow from operations	$146,194	$257,279	(43.2)%

Diluted weighted average common shares and common share equivalents outstanding	139,047,672	124,496,496	11.7%

Financial measures:
Change in book value per common share during period	4.5%	4.0%	0.5

Annualized return on average common equity	12.6%	10.0%	2.6
Annualized operating return on average common equity (2)	10.3%	9.8%	0.5

Total return on investments (3)
Including effects of foreign exchange	1.70%	1.82%	-12 bps
Excluding effects of foreign exchange	1.64%	1.48%	16 bps

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Revenues
Net premiums written	$1,276,260	$872,315	$1,014,278	$1,023,563	$1,121,235
Change in unearned premiums	(159,243)	96,540	(55,875)	(17,578)	(169,656)
Net premiums earned	1,117,017	968,855	958,403	1,005,985	951,579
Net investment income	117,874	91,051	93,618	88,338	93,735
Net realized gains (losses)	34,153	(93,061)	125,105	68,218	37,324
Net impairment losses recognized in earnings	(1,807)	(13,593)	(3,867)	(5,343)	(7,639)
Other underwriting income	4,633	18,922	7,980	25,224	5,047
Equity in net income (loss) of investment funds accounted for using the equity method	48,088	16,421	16,662	8,737	6,655
Other income (loss)	(782)	(368)	(400)	(7)	(25)
Total revenues	1,319,176	988,227	1,197,501	1,191,152	1,086,676

Expenses
Losses and loss adjustment expenses	(552,570)	(553,875)	(524,183)	(584,592)	(522,949)
Acquisition expenses	(182,289)	(165,843)	(161,267)	(172,677)	(167,838)
Other operating expenses	(174,719)	(163,342)	(153,286)	(157,314)	(150,148)
Corporate expenses	(27,792)	(36,678)	(18,485)	(17,200)	(9,383)
Amortization of intangible assets	(31,294)	(4,850)	(4,865)	(4,880)	(4,748)
Interest expense	(28,676)	(18,539)	(15,943)	(15,663)	(16,107)
Net foreign exchange gains (losses)	(19,404)	38,176	(2,621)	24,662	(23,566)
Total expenses	(1,016,744)	(904,951)	(880,650)	(927,664)	(894,739)

Income before income taxes	302,432	83,276	316,851	263,488	191,937
Income tax (expense) benefit	(28,397)	12,298	(13,231)	(14,131)	(16,310)
Net income	274,035	95,574	303,620	249,357	175,627
Net (income) loss attributable to noncontrolling interests	(20,908)	(21,561)	(50,748)	(38,302)	(20,829)
Net income attributable to Arch	253,127	74,013	252,872	211,055	154,798
Preferred dividends	(11,218)	(11,617)	(5,484)	(5,485)	(5,484)
Net income available to Arch common shareholders	$241,909	$62,396	$247,388	$205,570	$149,314

Comprehensive income (loss) available to Arch	$351,991	$(160,280)	$208,790	$273,260	$272,929

Net income per common share and common share equivalent
Basic	$1.80	$0.51	$2.05	$1.70	$1.24
Diluted	$1.74	$0.50	$1.98	$1.65	$1.20

Weighted average common shares and common share equivalents outstanding
Basic	134,034,927	121,196,248	120,938,916	120,599,060	120,428,179
Diluted	139,047,672	125,427,259	124,931,653	124,365,596	124,496,496

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Assets
Investments:
Fixed maturities available for sale, at fair value	$13,745,932	$13,426,577	$11,026,929	$11,050,464	$10,645,257
Short-term investments available for sale, at fair value	803,619	612,005	1,184,408	853,531	623,844
Collateral received under securities lending, at fair value	538,361	762,565	466,055	338,326	594,929
Equity securities available for sale, at fair value	428,594	518,041	521,587	490,815	506,915
Other investments available for sale, at fair value	228,437	167,970	168,243	182,957	195,079
Investments accounted for using the fair value option	3,648,120	3,421,220	3,389,573	3,066,029	3,139,332
Investments accounted for using the equity method	861,607	811,273	797,542	685,766	628,832
Total investments	20,254,670	19,719,651	17,554,337	16,667,888	16,334,188
Cash	703,754	842,942	578,816	516,591	557,961
Accrued investment income	104,168	124,483	81,907	85,317	81,628
Securities pledged under securities lending, at fair value	525,569	744,980	453,757	330,773	580,766
Premiums receivable	1,254,048	1,072,435	1,182,708	1,260,607	1,209,548
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	2,133,148	2,114,138	2,076,248	2,034,970	1,962,863
Contractholder receivables	1,766,340	1,717,436	1,649,441	1,600,426	1,529,105
Ceded unearned premiums	941,923	859,567	541,238	540,954	500,412
Deferred acquisition costs	487,925	447,560	418,818	412,258	413,640
Receivable for securities sold	239,678	58,284	285,112	142,315	329,262
Goodwill and intangible assets	750,315	781,553	90,941	88,327	92,670
Other assets	930,688	889,080	691,569	693,152	910,987
Total assets	$30,092,226	$29,372,109	$25,604,892	$24,373,578	$24,503,030

Liabilities
Reserve for losses and loss adjustment expenses	$10,296,821	$10,200,960	$9,610,189	$9,471,647	$9,378,987
Unearned premiums	3,631,259	3,406,870	2,671,121	2,618,359	2,579,148
Reinsurance balances payable	321,285	300,407	271,688	295,987	276,426
Contractholder payables	1,766,340	1,717,436	1,649,441	1,600,426	1,529,105
Collateral held for insured obligations	327,161	301,406	277,463	261,228	249,440
Senior notes	1,732,410	1,732,258	791,437	791,392	791,349
Revolving credit agreement borrowings	734,961	756,650	398,100	397,830	457,431
Securities lending payable	538,353	762,554	466,047	338,318	594,922
Payable for securities purchased	389,649	76,183	474,041	382,834	494,813
Other liabilities	674,313	806,260	641,115	556,019	815,972
Total liabilities	20,412,552	20,060,984	17,250,642	16,714,040	17,167,593

Redeemable noncontrolling interests	205,644	205,553	205,459	205,366	205,274

Shareholders’ equity
Non-cumulative preferred shares	772,555	772,555	775,000	325,000	325,000
Convertible non-voting common equivalent preferred shares	1,101,304	1,101,304	—	—	—
Common shares	583	582	582	581	579
Additional paid-in capital	548,053	531,687	516,204	517,942	485,943
Retained earnings	8,238,296	7,996,701	7,934,304	7,686,916	7,481,346
Accumulated other comprehensive income (loss), net of deferred income tax	(15,677)	(114,541)	119,752	163,834	101,629
Common shares held in treasury, at cost	(2,039,270)	(2,034,570)	(2,031,859)	(2,028,690)	(2,019,249)
Total shareholders’ equity available to Arch	8,605,844	8,253,718	7,313,983	6,665,583	6,375,248
Non-redeemable noncontrolling interests	868,186	851,854	834,808	788,589	754,915
Total shareholders’ equity	9,474,030	9,105,572	8,148,791	7,454,172	7,130,163
Total liabilities, noncontrolling interests and shareholders’ equity	$30,092,226	$29,372,109	$25,604,892	$24,373,578	$24,503,030

Common shares and common share equivalents outstanding, net of treasury shares	135,790,306	135,550,337	122,675,197	122,572,260	122,093,596
Book value per common share (1)	$57.69	$55.19	$53.30	$51.73	$49.55

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Non-cumulative preferred shares
Balance at beginning of period	$772,555	$775,000	$325,000	$325,000	$325,000
Series E preferred shares issued	—	—	450,000	—	—
Series C preferred shares repurchased	—	(2,445)	—	—	—
Balance at end of period	$772,555	$772,555	$775,000	$325,000	$325,000

Convertible non-voting common equivalent preferred shares
Balance at beginning of period	1,101,304	—	—	—	—
Series D preferred shares issued	—	1,101,304	—	—	—
Balance at end of period	1,101,304	1,101,304	—	—	—

Common shares
Balance at beginning of period	582	582	581	579	577
Common shares issued, net	1	—	1	2	2
Balance at end of period	583	582	582	581	579

Additional paid-in capital
Balance at beginning of period	531,687	516,204	517,942	485,943	467,339
Issue costs on Series E preferred shares	—	—	(15,101)	—	—
All other	16,366	15,483	13,363	31,999	18,604
Balance at end of period	548,053	531,687	516,204	517,942	485,943

Retained earnings
Balance at beginning of period	7,996,701	7,934,304	7,686,916	7,481,346	7,332,032
Cumulative effect of an accounting change (1)	(314)	—	—	—	—
Balance at beginning of period, as adjusted	7,996,387	7,934,304	7,686,916	7,481,346	7,332,032
Net income	274,035	95,574	303,620	249,357	175,627
Amounts attributable to noncontrolling interests	(20,908)	(21,560)	(50,748)	(38,302)	(20,829)
Preferred share dividends	(11,218)	(11,617)	(5,484)	(5,485)	(5,484)
Balance at end of period	8,238,296	7,996,701	7,934,304	7,686,916	7,481,346

Accumulated other comprehensive income (loss)
Balance at beginning of period	(114,541)	119,752	163,834	101,629	(16,502)
Change in unrealized appreciation (decline) in value of available-for-sale investments, net of deferred income tax	95,748	(219,989)	(38,711)	80,314	100,660
Change in foreign currency translation adjustments	3,116	(14,304)	(5,371)	(18,109)	17,471
Balance at end of period	(15,677)	(114,541)	119,752	163,834	101,629

Common shares held in treasury, at cost
Balance at beginning of period	(2,034,570)	(2,031,859)	(2,028,690)	(2,019,249)	(1,941,904)
Shares repurchased for treasury	(4,700)	(2,711)	(3,169)	(9,441)	(77,345)
Balance at end of period	(2,039,270)	(2,034,570)	(2,031,859)	(2,028,690)	(2,019,249)

Total shareholders’ equity available to Arch	8,605,844	8,253,718	7,313,983	6,665,583	6,375,248
Non-redeemable noncontrolling interests	868,186	851,854	834,808	788,589	754,915
Total shareholders’ equity	$9,474,030	$9,105,572	$8,148,791	$7,454,172	$7,130,163

(1)    Balance at beginning of period for the March 31, 2017 column reflects a $0.3 million cumulative effect of an accounting change related to employee share-based payment transactions, net of tax.

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Operating Activities
Net income	$274,035	$95,574	$303,620	$249,357	$175,627
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(40,855)	83,605	(135,775)	(83,303)	(43,034)
Net impairment losses included in earnings	1,807	13,593	3,867	5,343	7,639
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	(36,141)	(2,513)	(3,004)	7,918	3,243
Amortization of intangible assets	31,294	4,850	4,865	4,880	4,748
Share-based compensation	15,657	10,270	10,542	21,504	14,265
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	53,027	94,967	91,078	74,944	111,255
Unearned premiums, net of ceded unearned premiums	159,243	(96,540)	55,875	17,578	169,656
Premiums receivable	(176,350)	127,296	79,905	(61,466)	(217,348)
Deferred acquisition costs	(41,728)	2,309	(7,456)	(3,400)	(30,050)
Reinsurance balances payable	20,114	(17,656)	(24,514)	21,783	51,929
Other items, net	(51,985)	43,750	116,912	(36,457)	74,613
Net cash provided by operating activities	208,118	359,505	495,915	218,681	322,543
Investing Activities
Purchases of fixed maturity investments	(10,476,918)	(7,692,255)	(10,298,824)	(9,408,194)	(8,133,537)
Purchases of equity securities	(143,833)	(287,935)	(165,089)	(84,415)	(128,263)
Purchases of other investments	(427,039)	(380,632)	(358,161)	(345,415)	(305,198)
Proceeds from sales of fixed maturity investments	10,386,746	7,828,042	9,753,375	9,151,013	7,827,536
Proceeds from sales of equity securities	253,347	286,824	127,285	121,607	216,012
Proceeds from sales, redemptions and maturities of other investments	317,518	269,998	242,795	425,410	211,125
Proceeds from redemptions and maturities of fixed maturity investments	174,718	214,184	169,843	207,086	163,894
Net settlements of derivative instruments	(3,921)	(40,464)	(21,778)	24,083	21,091
Net (purchases) sales of short-term investments	(397,851)	480,752	(299,702)	(238,866)	(65,594)
Change in cash collateral related to securities lending	180,946	(127,313)	(9,220)	24,403	(43,118)
Acquisitions, net of cash	—	(1,971,809)	(19,451)	(1,460)	—
Purchases of fixed assets	(5,194)	(3,738)	(3,281)	(4,332)	(3,952)
Change in other assets	19,603	(42,089)	(17,232)	6,679	6,737
Net cash provided by (used for) investing activities	(121,878)	(1,466,435)	(899,440)	(122,401)	(233,267)
Financing Activities
Proceeds from issuance of preferred shares, net	—	—	434,899	—	—
Purchases of common shares under share repurchase program	—	—	—	—	(75,256)
Proceeds from common shares issued, net	(3,990)	1,367	(2,298)	(1,689)	202
Proceeds from borrowings	—	1,340,741	—	46,000	—
Repayments of borrowings	(22,000)	(40,000)	—	(105,000)	(74,171)
Change in cash collateral related to securities lending	(180,946)	127,313	9,220	(24,403)	43,118
Dividends paid to redeemable noncontrolling interests	(4,497)	(4,498)	(4,497)	(4,497)	(4,497)
Other	(5,018)	(31,428)	35,336	(31,338)	29,115
Preferred dividends paid	(11,218)	(11,617)	(5,484)	(5,485)	(5,484)
Net cash provided by (used for) financing activities	(227,669)	1,381,878	467,176	(126,412)	(86,973)
Effects of exchange rate changes on foreign currency cash	2,241	(10,822)	(1,426)	(11,238)	2,332
Increase (decrease) in cash	(139,188)	264,126	62,225	(41,370)	4,635
Cash beginning of period	842,942	578,816	516,591	557,961	553,326
Cash end of period	$703,754	$842,942	$578,816	$516,591	$557,961

Income taxes paid	$711	$9,879	$14,123	$24,115	$2,504
Interest paid	$5,829	$28,054	$3,710	$27,711	$3,813
Non-cash consideration paid in convertible non-voting common equivalent preferred shares	$—	$1,101,304	$—	$—	$—

Net cash provided by operating activities, excluding the ‘other’ segment	$146,194	$278,827	$420,873	$152,934	$257,279

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman and Chief Executive Officer of ACGL, the President and Chief Operating Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. On December 31, 2016, the Company completed the acquisition of United Guaranty Corporation (“UGC”). The acquisition of UGC expanded the scale of Arch’s existing mortgage insurance businesses by combining UGC’s position as the market leader in the U.S. private mortgage insurance industry with Arch’s financial strength and history of innovation, further diversifying the Company’s business profile and customer base. Arch Mortgage Insurance Company, United Guaranty Residential Insurance Company and United Guaranty Mortgage Indemnity Company (combined “Arch MI U.S.”) are approved as eligible mortgage insurers by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, UGC transaction costs and other, amortization of intangible assets, interest expense, dividends on the Company’s non-cumulative preferred shares, net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. Such amounts exclude the results of the ‘other’ segment.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. Subsidiaries of the Company act as Watford Re’s reinsurance and insurance underwriting managers while HPS Investment Partners, LLC manages Watford Re’s non-investment grade credit portfolios and the Company manages Watford Re’s investment grade portfolios, all under long term services agreements. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2017
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$782,281	$475,782	$348,623	$1,606,686	$154,120	$1,657,990
Premiums ceded	(234,095)	(166,092)	(73,925)	(474,112)	(10,434)	(381,730)
Net premiums written	548,186	309,690	274,698	1,132,574	143,686	1,276,260
Change in unearned premiums	(42,540)	(64,839)	(30,175)	(137,554)	(21,689)	(159,243)
Net premiums earned	505,646	244,851	244,523	995,020	121,997	1,117,017
Other underwriting income	—	(306)	4,123	3,817	816	4,633
Losses and loss adjustment expenses	(332,641)	(105,454)	(29,065)	(467,160)	(85,410)	(552,570)
Acquisition expenses	(74,868)	(46,147)	(28,766)	(149,781)	(32,508)	(182,289)
Other operating expenses	(88,126)	(37,533)	(41,870)	(167,529)	(7,190)	(174,719)
Underwriting income (loss)	$10,011	$55,411	$148,945	214,367	(2,295)	212,072

Net investment income				95,812	22,062	117,874
Net realized gains (losses)				28,512	5,641	34,153
Net impairment losses recognized in earnings				(1,807)	—	(1,807)
Equity in net income (loss) of investment funds accounted for using the equity method				48,088	—	48,088
Other income (loss)				(782)	—	(782)
Corporate expenses (2)				(12,208)	—	(12,208)
UGC transaction costs and other (2)				(15,584)	—	(15,584)
Amortization of intangible assets				(31,294)	—	(31,294)
Interest expense				(25,756)	(2,920)	(28,676)
Net foreign exchange gains (losses)				(19,845)	441	(19,404)
Income before income taxes				279,503	22,929	302,432
Income tax expense				(28,397)	—	(28,397)
Net income				251,106	22,929	274,035
Dividends attributable to redeemable noncontrolling interests				—	(4,584)	(4,584)
Amounts attributable to nonredeemable noncontrolling interests				—	(16,324)	(16,324)
Net income available to Arch				251,106	2,021	253,127
Preferred dividends				(11,218)	—	(11,218)
Net income available to Arch common shareholders				$239,888	$2,021	$241,909

Underwriting Ratios
Loss ratio	65.8%	43.1%	11.9%	46.9%	70.0%	49.5%
Acquisition expense ratio	14.8%	18.8%	11.8%	15.1%	26.6%	16.3%
Other operating expense ratio	17.4%	15.3%	17.1%	16.8%	5.9%	15.6%
Combined ratio	98.0%	77.2%	40.8%	78.8%	102.5%	81.4%

Net premiums written to gross premiums written	70.1%	65.1%	78.8%	70.5%	93.2%	77.0%

Total investable assets				$18,833,609	$1,902,622	$20,736,231
Total assets				27,578,759	2,513,467	30,092,226
Total liabilities				19,095,154	1,317,398	20,412,552

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2016
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$798,553	$481,390	$111,280	$1,391,061	$148,606	$1,437,966
Premiums ceded	(248,789)	(160,566)	(4,767)	(413,960)	(4,472)	(316,731)
Net premiums written	549,764	320,824	106,513	977,101	144,134	1,121,235
Change in unearned premiums	(36,675)	(59,616)	(44,748)	(141,039)	(28,617)	(169,656)
Net premiums earned	513,089	261,208	61,765	836,062	115,517	951,579
Other underwriting income	—	325	3,793	4,118	929	5,047
Losses and loss adjustment expenses	(323,609)	(111,598)	(8,629)	(443,836)	(79,113)	(522,949)
Acquisition expenses	(74,348)	(54,758)	(5,793)	(134,899)	(32,939)	(167,838)
Other operating expenses	(85,058)	(36,258)	(23,494)	(144,810)	(5,338)	(150,148)
Underwriting income (loss)	$30,074	$58,919	$27,642	116,635	(944)	115,691

Net investment income				70,409	23,326	93,735
Net realized gains (losses)				31,862	5,462	37,324
Net impairment losses recognized in earnings				(7,639)	—	(7,639)
Equity in net income (loss) of investment funds accounted for using the equity method				6,655	—	6,655
Other income (loss)				(25)	—	(25)
Corporate expenses				(9,383)	—	(9,383)
Amortization of intangible assets				(4,748)	—	(4,748)
Interest expense				(12,627)	(3,480)	(16,107)
Net foreign exchange gains (losses)				(22,041)	(1,525)	(23,566)
Income before income taxes				169,098	22,839	191,937
Income tax expense				(16,310)	—	(16,310)
Net income				152,788	22,839	175,627
Dividends attributable to redeemable noncontrolling interests				—	(4,587)	(4,587)
Amounts attributable to nonredeemable noncontrolling interests				—	(16,242)	(16,242)
Net income available to Arch				152,788	2,010	154,798
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$147,304	$2,010	$149,314

Underwriting Ratios
Loss ratio	63.1%	42.7%	14.0%	53.1%	68.5%	55.0%
Acquisition expense ratio	14.5%	21.0%	9.4%	16.1%	28.5%	17.6%
Other operating expense ratio	16.6%	13.9%	38.0%	17.3%	4.6%	15.8%
Combined ratio	94.2%	77.6%	61.4%	86.5%	101.6%	88.4%

Net premiums written to gross premiums written	68.8%	66.6%	95.7%	70.2%	97.0%	78.0%

Total investable assets				$14,954,294	$1,709,862	$16,664,156
Total assets				22,179,648	2,323,382	24,503,030
Total liabilities				15,912,609	1,254,984	17,167,593

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Gross premiums written	$782,281	$707,519	$758,934	$762,043	$798,553
Premiums ceded	(234,095)	(241,658)	(217,446)	(246,875)	(248,789)
Net premiums written	548,186	465,861	541,488	515,168	549,764
Change in unearned premiums	(42,540)	48,226	(22,410)	12,482	(36,675)
Net premiums earned	505,646	514,087	519,078	527,650	513,089
Other underwriting income	—	—	—	—	—
Losses and loss adjustment expenses	(332,641)	(348,226)	(332,845)	(354,633)	(323,609)
Acquisition expenses	(74,868)	(75,244)	(77,146)	(77,312)	(74,348)
Other operating expenses	(88,126)	(87,149)	(86,613)	(91,440)	(85,058)
Underwriting income	$10,011	$3,468	$22,474	$4,265	$30,074

Underwriting Ratios
Loss ratio	65.8%	67.7%	64.1%	67.2%	63.1%
Acquisition expense ratio	14.8%	14.6%	14.9%	14.7%	14.5%
Other operating expense ratio	17.4%	17.0%	16.7%	17.3%	16.6%
Combined ratio	98.0%	99.3%	95.7%	99.2%	94.2%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	0.5%	4.6%	0.3%	3.9%	0.1%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(0.3)%	(1.5)%	(2.3)%	(0.8)%	(0.8)%
Combined ratio excluding catastrophic activity and prior year development (1)	97.8%	96.2%	97.7%	96.1%	94.9%

Net premiums written to gross premiums written	70.1%	65.8%	71.3%	67.6%	68.8%

(1)	See ‘Comments on Regulation G’ for further discussion.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2017		2016		2016		2016		2016
Net premiums written
Professional lines (1)	$108,468	19.8%	$103,965	22.3%	$119,198	22.0%	$107,519	20.9%	$109,467	19.9%
Construction and national accounts	99,977	18.2%	74,158	15.9%	65,105	12.0%	85,260	16.5%	104,474	19.0%
Programs	99,957	18.2%	73,953	15.9%	91,165	16.8%	75,420	14.6%	89,784	16.3%
Travel, accident and health	65,528	12.0%	49,208	10.6%	63,453	11.7%	54,456	10.6%	57,263	10.4%
Excess and surplus casualty (2)	45,832	8.4%	46,719	10.0%	54,075	10.0%	60,412	11.7%	53,657	9.8%
Property, energy, marine and aviation	40,104	7.3%	33,115	7.1%	42,092	7.8%	50,194	9.7%	49,975	9.1%
Lenders products	24,705	4.5%	26,979	5.8%	28,633	5.3%	25,254	4.9%	24,784	4.5%
Other (3)	63,615	11.6%	57,764	12.4%	77,767	14.4%	56,653	11.0%	60,360	11.0%
Total	$548,186	100.0%	$465,861	100.0%	$541,488	100.0%	$515,168	100.0%	$549,764	100.0%

Client location
United States	$456,579	83.3%	$385,026	82.6%	$446,403	82.4%	$436,958	84.8%	$450,028	81.9%
Europe	56,053	10.2%	35,588	7.6%	38,432	7.1%	34,318	6.7%	65,085	11.8%
Asia and Pacific	18,975	3.5%	26,053	5.6%	28,507	5.3%	22,855	4.4%	16,337	3.0%
Other	16,579	3.0%	19,194	4.1%	28,146	5.2%	21,037	4.1%	18,314	3.3%
Total	$548,186	100.0%	$465,861	100.0%	$541,488	100.0%	$515,168	100.0%	$549,764	100.0%

Underwriting location
United States	$448,616	81.8%	$378,121	81.2%	$442,422	81.7%	$423,465	82.2%	$446,200	81.2%
Europe	88,345	16.1%	73,287	15.7%	85,279	15.7%	74,373	14.4%	94,095	17.1%
Other	11,225	2.0%	14,453	3.1%	13,787	2.5%	17,330	3.4%	9,469	1.7%
Total	$548,186	100.0%	$465,861	100.0%	$541,488	100.0%	$515,168	100.0%	$549,764	100.0%

Net premiums earned
Professional lines (1)	$108,638	21.5%	$107,277	20.9%	$110,614	21.3%	$108,556	20.6%	$104,944	20.5%
Construction and national accounts	77,423	15.3%	80,525	15.7%	80,090	15.4%	84,414	16.0%	77,043	15.0%
Programs	85,180	16.8%	83,730	16.3%	84,889	16.4%	90,595	17.2%	98,501	19.2%
Travel, accident and health	58,481	11.6%	54,706	10.6%	57,097	11.0%	59,821	11.3%	47,545	9.3%
Excess and surplus casualty (2)	51,007	10.1%	52,239	10.2%	54,687	10.5%	57,155	10.8%	54,965	10.7%
Property, energy, marine and aviation	38,078	7.5%	47,521	9.2%	45,304	8.7%	47,076	8.9%	49,037	9.6%
Lenders products	24,099	4.8%	26,018	5.1%	25,090	4.8%	23,007	4.4%	24,402	4.8%
Other (3)	62,740	12.4%	62,071	12.1%	61,307	11.8%	57,026	10.8%	56,652	11.0%
Total	$505,646	100.0%	$514,087	100.0%	$519,078	100.0%	$527,650	100.0%	$513,089	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Gross premiums written	$475,782	$276,593	$324,361	$412,053	$481,390
Premiums ceded	(166,092)	(70,473)	(89,551)	(119,951)	(160,566)
Net premiums written	309,690	206,120	234,810	292,102	320,824
Change in unearned premiums	(64,839)	45,721	17,117	(846)	(59,616)
Net premiums earned	244,851	251,841	251,927	291,256	261,208
Other underwriting income	(306)	13,744	2,216	20,118	325
Losses and loss adjustment expenses	(105,454)	(112,149)	(105,924)	(146,091)	(111,598)
Acquisition expenses	(46,147)	(51,552)	(50,192)	(55,756)	(54,758)
Other operating expenses	(37,533)	(34,055)	(35,389)	(36,914)	(36,258)
Underwriting income	$55,411	$67,829	$62,638	$72,613	$58,919

Underwriting Ratios
Loss ratio	43.1%	44.5%	42.0%	50.2%	42.7%
Acquisition expense ratio	18.8%	20.5%	19.9%	19.1%	21.0%
Other operating expense ratio	15.3%	13.5%	14.0%	12.7%	13.9%
Combined ratio	77.2%	78.5%	75.9%	82.0%	77.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	4.0%	4.1%	3.5%	5.4%	1.4%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(24.4)%	(16.7)%	(24.0)%	(21.7)%	(18.0)%
Combined ratio excluding catastrophic activity and prior year development (1)	97.6%	91.1%	96.4%	98.3%	94.2%

Net premiums written to gross premiums written	65.1%	74.5%	72.4%	70.9%	66.6%

(1)	See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2017		2016		2016		2016		2016
Net premiums written
Other specialty (1)	$114,418	36.9%	$59,920	29.1%	$74,169	31.6%	$113,943	39.0%	$100,820	31.4%
Casualty (2)	110,620	35.7%	57,972	28.1%	59,242	25.2%	61,555	21.1%	126,483	39.4%
Property excluding property catastrophe (3)	75,387	24.3%	53,261	25.8%	70,733	30.1%	69,831	23.9%	73,723	23.0%
Marine and aviation	9,541	3.1%	13,352	6.5%	5,435	2.3%	1,463	0.5%	17,540	5.5%
Property catastrophe	(7,477)	(2.4)%	16,520	8.0%	19,793	8.4%	41,771	14.3%	(2,295)	(0.7)%
Other (4)	7,201	2.3%	5,095	2.5%	5,438	2.3%	3,539	1.2%	4,553	1.4%
Total	$309,690	100.0%	$206,120	100.0%	$234,810	100.0%	$292,102	100.0%	$320,824	100.0%

Pro rata	$129,016	41.7%	$152,951	74.2%	$147,280	62.7%	$146,231	50.1%	$112,209	35.0%
Excess of loss	180,674	58.3%	53,169	25.8%	87,530	37.3%	145,871	49.9%	208,615	65.0%
Total	$309,690	100.0%	$206,120	100.0%	$234,810	100.0%	$292,102	100.0%	$320,824	100.0%

Client location
United States	$113,259	36.6%	$75,801	36.8%	$112,007	47.7%	$126,449	43.3%	$134,506	41.9%
Europe	142,952	46.2%	57,445	27.9%	57,207	24.4%	90,688	31.0%	131,828	41.1%
Bermuda	13,109	4.2%	24,481	11.9%	14,416	6.1%	14,685	5.0%	20,765	6.5%
Asia and Pacific	18,427	6.0%	26,227	12.7%	28,794	12.3%	40,090	13.7%	16,710	5.2%
Other	21,943	7.1%	22,166	10.8%	22,386	9.5%	20,190	6.9%	17,015	5.3%
Total	$309,690	100.0%	$206,120	100.0%	$234,810	100.0%	$292,102	100.0%	$320,824	100.0%

Underwriting location
Bermuda	$42,183	13.6%	$59,921	29.1%	$60,651	25.8%	$108,638	37.2%	$48,415	15.1%
United States	117,572	38.0%	85,597	41.5%	106,400	45.3%	100,436	34.4%	140,250	43.7%
Europe	145,461	47.0%	54,376	26.4%	59,497	25.3%	71,804	24.6%	122,738	38.3%
Other	4,474	1.4%	6,226	3.0%	8,262	3.5%	11,224	3.8%	9,421	2.9%
Total	$309,690	100.0%	$206,120	100.0%	$234,810	100.0%	$292,102	100.0%	$320,824	100.0%

Net premiums earned
Other specialty (1)	$69,965	28.6%	$69,566	27.6%	$76,686	30.4%	$109,493	37.6%	$74,249	28.4%
Casualty (2)	72,968	29.8%	74,536	29.6%	69,414	27.6%	80,157	27.5%	76,053	29.1%
Property excluding property catastrophe (3)	69,852	28.5%	72,028	28.6%	72,550	28.8%	65,487	22.5%	71,953	27.5%
Marine and aviation	9,490	3.9%	11,806	4.7%	10,336	4.1%	12,559	4.3%	17,878	6.8%
Property catastrophe	16,177	6.6%	18,445	7.3%	17,582	7.0%	19,823	6.8%	17,953	6.9%
Other (4)	6,399	2.6%	5,460	2.2%	5,359	2.1%	3,737	1.3%	3,122	1.2%
Total	$244,851	100.0%	$251,841	100.0%	$251,927	100.0%	$291,256	100.0%	$261,208	100.0%

Pro rata	$133,092	54.4%	$135,711	53.9%	$132,649	52.7%	$153,933	52.9%	$139,693	53.5%
Excess of loss	111,759	45.6%	116,130	46.1%	119,278	47.3%	137,323	47.1%	121,515	46.5%
Total	$244,851	100.0%	$251,841	100.0%	$251,927	100.0%	$291,256	100.0%	$261,208	100.0%

(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (3)  Includes facultative business.
(2)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.                (4) Includes life, casualty clash and other.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Gross premiums written	$348,623	$138,285	$131,726	$118,434	$111,280
Premiums ceded	(73,925)	(45,341)	(51,182)	(6,969)	(4,767)
Net premiums written	274,698	92,944	80,544	111,465	106,513
Change in unearned premiums	(30,175)	(11,467)	(3,582)	(44,953)	(44,748)
Net premiums earned	244,523	81,477	76,962	66,512	61,765
Other underwriting income (1)	4,123	4,354	4,740	4,137	3,793
Losses and loss adjustment expenses	(29,065)	(8,841)	(11,107)	(366)	(8,629)
Acquisition expenses	(28,766)	(4,843)	(5,190)	(5,964)	(5,793)
Other operating expenses	(41,870)	(26,082)	(24,249)	(22,847)	(23,494)
Underwriting income	$148,945	$46,065	$41,156	$41,472	$27,642

Underwriting Ratios
Loss ratio	11.9%	10.9%	14.4%	0.6%	14.0%
Acquisition expense ratio	11.8%	5.9%	6.7%	12.8%	9.4%
Other operating expense ratio	17.1%	32.0%	31.5%	36.1%	38.0%
Combined ratio	40.8%	48.8%	52.6%	49.5%	61.4%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(9.6)%	(6.0)%	(3.2)%	(16.6)%	(4.4)%
Combined ratio excluding prior year development (2)	50.4%	54.8%	55.8%	66.1%	65.8%

Net premiums written to gross premiums written	78.8%	67.2%	61.1%	94.1%	95.7%

Net premiums written by client location
United States	$241,136	$80,957	$77,488	$66,261	$55,803
Other	33,562	11,987	3,056	45,204	50,710
Total	$274,698	$92,944	$80,544	$111,465	$106,513
United States %	87.8%	87.1%	96.2%	59.4%	52.4%
Other %	12.2%	12.9%	3.8%	40.6%	47.6%

Net premiums written by underwriting location
United States	$216,729	$58,818	$50,236	$42,442	$35,330
Other	57,969	34,126	30,308	69,023	71,183
Total	$274,698	$92,944	$80,544	$111,465	$106,513
United States %	78.9%	63.3%	62.4%	38.1%	33.2%
Other %	21.1%	36.7%	37.6%	61.9%	66.8%

(1)     Represents income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$237,769	73.1%	$234,518	74.3%	$40,258	34.7%	$33,367	30.7%
Mortgage reinsurance	25,846	7.9%	24,315	7.7%	22,071	19.0%	22,242	20.5%
Other (2)	61,596	18.9%	56,776	18.0%	53,826	46.3%	52,926	48.8%
Total	$325,211	100.0%	$315,609	100.0%	$116,155	100.0%	$108,535	100.0%
Risk In Force (RIF) (3)
U.S. primary mortgage insurance	$60,591	92.5%	$59,712	92.7%	$10,168	68.6%	$8,396	64.8%
Mortgage reinsurance	2,494	3.8%	2,489	3.9%	2,557	17.2%	2,567	19.8%
Other (2)	2,409	3.7%	2,242	3.5%	2,104	14.2%	1,993	15.4%
Total	$65,494	100.0%	$64,443	100.0%	$14,829	100.0%	$12,956	100.0%

Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$35,396	58.4%	$34,867	58.4%	$5,817	57.2%	$4,766	56.8%
680-739	19,343	31.9%	18,976	31.8%	3,425	33.7%	2,779	33.1%
620-679	5,065	8.4%	5,050	8.5%	834	8.2%	753	9.0%
<620	787	1.3%	819	1.4%	92	0.9%	98	1.2%
Total	$60,591	100.0%	$59,712	100.0%	$10,168	100.0%	$8,396	100.0%
Weighted average FICO score	743		743		742		741

Total RIF by Loan-To-Value (LTV):
95.01% and above	$5,808	9.6%	$5,781	9.7%	$1,221	12.0%	$1,135	13.5%
90.01% to 95.00%	33,617	55.5%	32,986	55.2%	5,430	53.4%	4,379	52.2%
85.01% to 90.00%	18,346	30.3%	18,140	30.4%	2,982	29.3%	2,438	29.0%
85.00% and below	2,820	4.7%	2,805	4.7%	535	5.3%	444	5.3%
Total	$60,591	100.0%	$59,712	100.0%	$10,168	100.0%	$8,396	100.0%
Weighted average LTV	92.9%		92.9%		92.9%		92.9%

Total RIF by State:
Texas	$4,995	8.2%	$4,961	8.3%	$583	5.7%	$469	5.6%
California	3,333	5.5%	3,222	5.4%	865	8.5%	727	8.7%
Virginia	2,625	4.3%	2,586	4.3%	377	3.7%	300	3.6%
Florida	2,467	4.1%	2,367	4.0%	544	5.4%	422	5.0%
Washington	2,313	3.8%	2,331	3.9%	302	3.0%	279	3.3%
North Carolina	2,278	3.8%	2,245	3.8%	217	2.1%	161	1.9%
Georgia	2,153	3.6%	2,111	3.5%	301	3.0%	247	2.9%
Illinois	2,109	3.5%	2,090	3.5%	348	3.4%	279	3.3%
Maryland	2,107	3.5%	2,080	3.5%	299	2.9%	241	2.9%
Minnesota	2,003	3.3%	1,986	3.3%	388	3.8%	351	4.2%
Others	34,208	56.5%	33,733	56.5%	5,944	58.5%	4,920	58.6%
Total	$60,591	100.0%	$59,712	100.0%	$10,168	100.0%	$8,396	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.5%		25.5%		25.3%		25.2%
U.S. mortgage insurance total RIF, net of reinsurance (4)	$43,606		$42,183		$8,918		$7,198
Analysts’ persistency (5)	76.6%		76.1%		75.4%		75.6%
Risk-to-capital ratio -- Arch MI U.S. (6)	12.4:1		12.4:1		15.4:1		12.4:1
PMIER sufficiency ratio -- Arch MI U.S. (7)	122%		116%

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.         (4)    Total RIF for the U.S. mortgage insurance operations (see note 3) after external reinsurance.

(2)	Includes GSE credit risk-sharing transactions and international insurance business. (5) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied    (6)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital. Ratio

by the insurance coverage percentage specified in the policy for insurance policies issued and        calculated for combined Arch MI U.S. and key UGC subsidiaries only (estimate for March 31, 2017).
after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.        (7)    Calculated as available assets divided by required assets as defined within PMIERs (estimate for March 31, 2017).

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$12,660		$8,788		$8,753		$6,420

Total NIW by credit quality (FICO score):
>=740	$7,184	56.7%	$5,181	59.0%	$5,187	59.3%	$3,950	61.5%
680-739	4,615	36.5%	3,124	35.5%	3,074	35.1%	2,162	33.7%
620-679	861	6.8%	483	5.5%	492	5.6%	307	4.8%
<620	—	—%	—	—%	—	—%	1	—%
Total	$12,660	100.0%	$8,788	100.0%	$8,753	100.0%	$6,420	100.0%

Total NIW by LTV:
95.01% and above	$972	7.7%	$543	6.2%	$507	5.8%	$551	8.6%
90.01% to 95.00%	5,985	47.3%	4,175	47.5%	4,261	48.7%	2,983	46.5%
85.01% to 90.00%	4,061	32.1%	2,815	32.0%	2,883	32.9%	2,078	32.4%
85.01% and below	1,642	13.0%	1,255	14.3%	1,102	12.6%	808	12.6%
Total	$12,660	100.0%	$8,788	100.0%	$8,753	100.0%	$6,420	100.0%

Total NIW monthly vs. single:
Monthly	$10,368	81.9%	$7,778	88.5%	$7,765	88.7%	$5,182	80.7%
Single	2,292	18.1%	1,010	11.5%	988	11.3%	1,238	19.3%
Total	$12,660	100.0%	$8,788	100.0%	$8,753	100.0%	$6,420	100.0%

Total NIW purchase vs. refinance:
Purchase	$10,720	84.7%	$6,964	79.2%	$7,264	83.0%	$5,309	82.7%
Refinance	1,940	15.3%	1,824	20.8%	1,489	17.0%	1,111	17.3%
Total	$12,660	100.0%	$8,788	100.0%	$8,753	100.0%	$6,420	100.0%

Ending number of policies in force (PIF) (3)	1,164,929		1,153,630		199,661		172,666

Rollforward of insured loans in default:
Beginning delinquent number of loans	29,691		2,423		2,245		2,325
Plus: new notices	9,863		1,161		1,251		1,033
Less: cures	(11,707)		(1,028)		(922)		(920)
Less: paid claims	(1,613)		(153)		(151)		(193)
Plus: acquired delinquent loans (3)	—		27,288		—		—
Ending delinquent number of loans (3)	26,234		29,691		2,423		2,245

Ending percentage of loans in default (3)	2.25%		2.57%		1.21%		1.30%

Losses:
Number of claims paid	1,613		153		151		193
Total paid claims (in thousands)	$70,784		$6,080		$5,513		$7,744
Average per claim (in thousands)	$43.9		$39.7		$36.5		$40.1
Severity (2)	102.0%		92.3%		90.4%		94.8%

Average reserve per default (in thousands) (3)	$20.4		$20.5		$25.2		$27.8
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.
(3)    Includes first lien primary and pool policies.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	March 31, 2017
	Loss Reserves, Net (1)	Primary IIF		Primary RIF		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total
Supplemental disclosures for U.S. primary mortgage insurance:
Policy year:
2007 and prior	75.8%	$24,317	10.2%	5,568	9.2%	10.70%
2008	11.9%	6,503	2.7%	1,603	2.6%	7.11%
2009	0.8%	1,556	0.7%	368	0.6%	2.37%
2010	0.6%	1,641	0.7%	440	0.7%	1.71%
2011	1.0%	4,780	2.0%	1,304	2.2%	1.10%
2012	1.7%	16,367	6.9%	4,464	7.4%	0.62%
2013	3.3%	26,639	11.2%	7,202	11.9%	0.68%
2014	2.1%	27,507	11.6%	7,286	12.0%	0.66%
2015	1.8%	48,717	20.5%	12,413	20.5%	0.34%
2016	1.0%	67,162	28.2%	16,803	27.7%	0.13%
2017	—%	12,580	5.3%	3,140	5.2%	0.01%
Total	100.0%	$237,769	100.0%	$60,591	100.0%	2.25%

(1)	Total reserves for losses and loss adjustment expenses, net of recoverables, was $566.2 million at March 31, 2017.

(2)	The aggregate dollar amount of each insured mortgage loan’s current principal balance.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$464,942	$431,071	$407,352	$484,033	$391,543
Change in unpaid losses and loss adjustment expenses	2,218	38,145	42,524	17,057	52,293
Total losses and loss adjustment expenses	$467,160	$469,216	$449,876	$501,090	$443,836

Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(1,274)	$(7,523)	$(12,043)	$(4,133)	$(4,177)
Reinsurance	(59,708)	(41,965)	(60,374)	(63,187)	(46,943)
Mortgage	(23,561)	(4,911)	(2,498)	(11,066)	(2,735)
Total	$(84,543)	$(54,399)	$(74,915)	$(78,386)	$(53,855)
Impact on losses and loss adjustment expenses:
Insurance	$(2,140)	$(8,281)	$(13,716)	$(4,905)	$(6,150)
Reinsurance	(57,248)	(42,096)	(59,481)	(69,836)	(47,364)
Mortgage	(23,561)	(4,911)	(2,498)	(11,066)	(2,735)
Total	$(82,949)	$(55,288)	$(75,695)	$(85,807)	$(56,249)
Impact on acquisition expenses:
Insurance	$866	$758	$1,673	$772	$1,973
Reinsurance	(2,460)	131	(893)	6,649	421
Mortgage	—	—	—	—	—
Total	$(1,594)	$889	$780	$7,421	$2,394
Impact on combined ratio:
Insurance	(0.3)%	(1.5)%	(2.3)%	(0.8)%	(0.8)%
Reinsurance	(24.4)%	(16.7)%	(24.0)%	(21.7)%	(18.0)%
Mortgage	(9.6)%	(6.0)%	(3.2)%	(16.6)%	(4.4)%
Total	(8.5)%	(6.4)%	(8.8)%	(8.9)%	(6.4)%
Impact on loss ratio:
Insurance	(0.4)%	(1.6)%	(2.6)%	(0.9)%	(1.2)%
Reinsurance	(23.4)%	(16.7)%	(23.6)%	(24.0)%	(18.1)%
Mortgage	(9.6)%	(6.0)%	(3.2)%	(16.6)%	(4.4)%
Total	(8.3)%	(6.5)%	(8.9)%	(9.7)%	(6.7)%
Impact on acquisition expense ratio:
Insurance	0.1%	0.1%	0.3%	0.1%	0.4%
Reinsurance	(1.0)%	—%	(0.4)%	2.3%	0.1%
Mortgage	—%	—%	—%	—%	—%
Total	(0.2)%	0.1%	0.1%	0.8%	0.3%

Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$2,494	$23,725	$1,774	$20,592	$428
Reinsurance	9,852	10,349	8,931	15,705	3,774
Total	$12,346	$34,074	$10,705	$36,297	$4,202
Impact on combined ratio:
Insurance	0.5%	4.6%	0.3%	3.9%	0.1%
Reinsurance	4.0%	4.1%	3.5%	5.4%	1.4%
Total	1.2%	4.0%	1.3%	4.1%	0.5%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
Equals estimated losses from catastrophic events occurring in the current accident year, net of reinsurance and reinstatement premiums. Amounts shown for the insurance segment are for named catastrophic events only. Amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2017		2016		2016		2016		2016
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$13,745,932	73.0%	$13,426,577	72.0%	$11,026,929	68.7%	$11,050,464	72.8%	$10,645,257	71.2%
Fixed maturities, at fair value (3)	408,986	2.2%	364,856	2.0%	423,733	2.6%	377,482	2.5%	371,298	2.5%
Fixed maturities pledged under securities lending agreements, at fair value	523,101	2.8%	730,341	3.9%	442,099	2.8%	319,672	2.1%	558,603	3.7%
Total fixed maturities	14,678,019	77.9%	14,521,774	77.9%	11,892,761	74.1%	11,747,618	77.4%	11,575,158	77.4%

Equity securities available for sale, at fair value	428,594	2.3%	518,041	2.8%	521,587	3.3%	490,815	3.2%	506,915	3.4%
Equity securities, at fair value (3)	55,311	0.3%	25,328	0.1%	27,644	0.2%	7,090	—%	437	—%
Equity securities pledged under securities lending agreements, at fair value	2,468	—%	14,639	0.1%	11,658	0.1%	11,101	0.1%	16,163	0.1%
Total equity securities	486,373	2.6%	558,008	3.0%	560,889	3.5%	509,006	3.4%	523,515	3.5%

Other investments available for sale, at fair value	228,437	1.2%	167,970	0.9%	168,243	1.0%	182,957	1.2%	195,079	1.3%
Other investments, at fair value (3)	1,131,797	6.0%	1,108,871	6.0%	1,065,853	6.6%	1,003,621	6.6%	1,010,450	6.8%
Total other investments	1,360,234	7.2%	1,276,841	6.9%	1,234,096	7.7%	1,186,578	7.8%	1,205,529	8.1%

Investments accounted for using the equity method (4)	861,607	4.6%	811,273	4.4%	797,542	5.0%	685,766	4.5%	628,832	4.2%

Short-term investments available for sale, at fair value	803,619	4.3%	612,005	3.3%	1,184,408	7.4%	853,531	5.6%	623,844	4.2%
Short-term investments, at fair value (3)	75,559	0.4%	64,542	0.3%	—	—%	—	—%	—	—%
Short-term investments pledged under securities lending agreements, at fair value	—	—%	—	—%	—	—%	—	—%	6,000	—%
Total short-term investments	879,178	4.7%	676,547	3.6%	1,184,408	7.4%	853,531	5.6%	629,844	4.2%

Cash	656,188	3.5%	768,049	4.1%	511,784	3.2%	442,066	2.9%	479,545	3.2%

Securities transactions entered into but not settled at the balance sheet date	(87,990)	(0.5)%	23,697	0.1%	(138,760)	(0.9)%	(246,257)	(1.6)%	(88,129)	(0.6)%
Total investable assets held by the Company	$18,833,609	100.0%	$18,636,189	100.0%	$16,042,720	100.0%	$15,178,308	100.0%	$14,954,294	100.0%

Average effective duration (in years)	3.36		3.64		3.31		3.85		3.56
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA-/Aa3		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	2.23%		2.03%		1.78%		1.92%		2.07%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$47,566	$74,893	$67,032	$74,525	$78,416
Investments accounted for using the fair value option	1,976,467	1,857,623	1,872,343	1,677,836	1,757,147
Securities sold but not yet purchased	(59,430)	(33,157)	(52,195)	(54,668)	(48,279)
Securities transactions entered into but not settled at the balance sheet date	(61,981)	(41,596)	(50,169)	5,738	(77,422)
Total investable assets included in ‘other’ segment	$1,902,622	$1,857,763	$1,837,011	$1,703,431	$1,709,862

(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Composition of net investment income (1):
Fixed maturities	$82,781	$60,402	$58,542	$64,365	$59,001
Term loan investments (2)	3,114	9,626	6,397	5,669	4,858
Equity securities (dividends)	2,966	2,450	3,633	3,984	3,756
Short-term investments	1,441	1,720	823	618	458
Other (3)	18,120	9,220	8,706	8,152	13,672
Gross investment income	108,422	83,418	78,101	82,788	81,745
Investment expenses	(12,610)	(13,313)	(11,819)	(12,391)	(11,336)
Net investment income	$95,812	$70,105	$66,282	$70,397	$70,409
Per share	$0.69	$0.56	$0.53	$0.57	$0.57

Investment income yield, at amortized cost (1) (4):
Pre-tax	2.13%	1.92%	1.81%	2.08%	2.13%
After-tax	1.90%	1.80%	1.70%	1.91%	1.91%

Total return (1) (5):
Including effects of foreign exchange	1.70%	(1.89)%	0.88%	1.27%	1.82%
Excluding effects of foreign exchange	1.64%	(1.66)%	0.91%	1.63%	1.48%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

(3)	Includes income on other investments, funds held balances, cash balances and other.

(4)
Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.

(5)
Includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains or losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At March 31, 2017
Corporates	$4,902,600	$31,033	$(36,615)	$(5,582)	$4,908,182	99.9%	33.4%
U.S. government and government agencies	3,266,908	7,940	(11,152)	(3,212)	3,270,120	99.9%	22.3%
Municipal bonds	2,519,112	14,332	(17,411)	(3,079)	2,522,191	99.9%	17.2%
Non-U.S. government securities	1,335,296	26,017	(39,356)	(13,339)	1,348,635	99.0%	9.1%
Asset-backed securities	1,638,347	8,984	(4,910)	4,074	1,634,273	100.2%	11.2%
Commercial mortgage-backed securities	590,521	3,485	(6,040)	(2,555)	593,076	99.6%	4.0%
Residential mortgage-backed securities	425,235	5,210	(2,712)	2,498	422,737	100.6%	2.9%
Total	$14,678,019	$97,001	$(118,196)	$(21,195)	$14,699,214	99.9%	100.0%

At December 31, 2016
Corporates	$4,696,079	$27,606	$(46,905)	$(19,299)	$4,715,378	99.6%	32.3%
U.S. government and government agencies	2,804,811	9,319	(24,437)	(15,118)	2,819,929	99.5%	19.3%
Municipal bonds	3,713,434	8,554	(29,154)	(20,600)	3,734,034	99.4%	25.6%
Non-U.S. government securities	1,142,735	19,036	(56,872)	(37,836)	1,180,571	96.8%	7.9%
Asset-backed securities	1,123,987	6,897	(6,526)	371	1,123,616	100.0%	7.7%
Commercial mortgage-backed securities	536,051	2,876	(6,508)	(3,632)	539,683	99.3%	3.7%
Residential mortgage-backed securities	504,677	4,794	(8,357)	(3,563)	508,240	99.3%	3.5%
Total	$14,521,774	$79,082	$(178,759)	$(99,677)	$14,621,451	99.3%	98.9%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2017		2016		2016		2016		2016
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$3,583,161	24.4%	$3,210,899	22.1%	$3,579,338	30.1%	$3,364,709	28.6%	$3,611,793	31.2%
AAA	4,665,048	31.8%	3,918,739	27.0%	3,383,665	28.5%	3,421,385	29.1%	3,797,393	32.8%
AA	2,700,952	18.4%	3,148,226	21.7%	2,137,615	18.0%	2,255,666	19.2%	1,524,692	13.2%
A	2,108,293	14.4%	2,338,834	16.1%	1,581,646	13.3%	1,541,075	13.1%	1,512,085	13.1%
BBB	860,615	5.9%	1,203,942	8.3%	470,613	4.0%	525,084	4.5%	484,968	4.2%
BB	298,703	2.0%	226,321	1.6%	277,589	2.3%	232,859	2.0%	233,348	2.0%
B	154,028	1.0%	156,405	1.1%	163,327	1.4%	151,549	1.3%	164,744	1.4%
Lower than B	87,373	0.6%	90,833	0.6%	101,602	0.9%	96,726	0.8%	100,441	0.9%
Not rated	219,846	1.5%	227,574	1.6%	197,366	1.7%	158,565	1.3%	145,694	1.3%
Total fixed maturities, at fair value	$14,678,019	100.0%	$14,521,774	100.0%	$11,892,761	100.0%	$11,747,618	100.0%	$11,575,158	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$665,855	4.5%	$582,729	4.0%	$308,548	2.6%	$272,242	2.3%	$295,627	2.6%
Due after one year through five years	7,450,643	50.8%	6,367,486	43.8%	5,484,120	46.1%	5,225,233	44.5%	5,391,177	46.6%
Due after five years through ten years	3,425,268	23.3%	4,753,999	32.7%	2,873,200	24.2%	2,907,672	24.8%	2,561,411	22.1%
Due after 10 years	482,150	3.3%	652,845	4.5%	790,392	6.6%	677,863	5.8%	642,505	5.6%
	12,023,916	81.9%	12,357,059	85.1%	9,456,260	79.5%	9,083,010	77.3%	8,890,720	76.8%
Mortgage-backed securities	425,235	2.9%	504,677	3.5%	577,097	4.9%	674,451	5.7%	714,001	6.2%
Commercial mortgage-backed securities	590,521	4.0%	536,051	3.7%	618,235	5.2%	624,391	5.3%	577,853	5.0%
Asset-backed securities	1,638,347	11.2%	1,123,987	7.7%	1,241,169	10.4%	1,365,766	11.6%	1,392,584	12.0%
Total fixed maturities, at fair value	$14,678,019	100.0%	$14,521,774	100.0%	$11,892,761	100.0%	$11,747,618	100.0%	$11,575,158	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2017		2016		2016		2016		2016
Sector:
Industrials	$2,723,799	55.6%	$2,617,467	55.7%	$1,637,201	50.4%	$1,638,355	51.0%	$1,598,431	51.1%
Financials	1,424,620	29.1%	1,321,493	28.1%	1,056,883	32.5%	1,025,714	31.9%	966,692	30.9%
Utilities	337,051	6.9%	366,440	7.8%	178,199	5.5%	225,403	7.0%	207,371	6.6%
Covered bonds	160,840	3.3%	182,132	3.9%	168,133	5.2%	154,194	4.8%	171,101	5.5%
All other (2)	256,290	5.2%	208,547	4.4%	210,005	6.5%	166,937	5.2%	181,928	5.8%
Total fixed maturities, at fair value	$4,902,600	100.0%	$4,696,079	100.0%	$3,250,421	100.0%	$3,210,603	100.0%	$3,125,523	100.0%

Credit quality distribution (3):
AAA	$551,784	11.3%	$470,072	10.0%	$429,523	13.2%	$367,194	11.4%	$461,572	14.8%
AA	912,162	18.6%	819,071	17.4%	788,465	24.3%	837,863	26.1%	704,982	22.6%
A	1,898,080	38.7%	1,842,796	39.2%	1,193,288	36.7%	1,134,860	35.3%	1,138,261	36.4%
BBB	988,633	20.2%	1,054,202	22.4%	348,405	10.7%	420,279	13.1%	377,861	12.1%
BB	206,124	4.2%	190,913	4.1%	195,010	6.0%	184,652	5.8%	174,657	5.6%
B	157,467	3.2%	138,910	3.0%	140,582	4.3%	136,997	4.3%	150,354	4.8%
Lower than B	31,003	0.6%	28,866	0.6%	28,228	0.9%	20,416	0.6%	17,657	0.6%
Not rated	157,347	3.2%	151,249	3.2%	126,920	3.9%	108,342	3.4%	100,179	3.2%
Total fixed maturities, at fair value	$4,902,600	100.0%	$4,696,079	100.0%	$3,250,421	100.0%	$3,210,603	100.0%	$3,125,523	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2017 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Microsoft Corporation	$148,440	3.0%	0.8%	AAA/Aaa
Apple Inc.	121,246	2.5%	0.6%	AA+/Aa1
JPMorgan Chase & Co.	109,874	2.2%	0.6%	A-/A3
The Bank of New York Mellon Corporation	103,531	2.1%	0.5%	A/A1
Wells Fargo & Company	87,047	1.8%	0.5%	A/A2
Citigroup Inc.	76,039	1.6%	0.4%	A-/Baa1
Daimler AG	71,214	1.5%	0.4%	A/A2
Bayerische Motoren Werke Aktiengesellschaft	71,278	1.5%	0.4%	A+/A1
MetLife, Inc.	65,844	1.3%	0.3%	AA-/Aa3
Honda Motor Co., Ltd.	58,897	1.2%	0.3%	A+/A1
Total	$913,410	18.6%	4.8%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities and Eurozone Investments

The following table provides the composition of the Company’s structured securities at March 31, 2017 (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential mortgage-backed securities	$311,538	$55,624	$3,723	$6,153	$726	$47,471	$425,235
Commercial mortgage-backed securities	4,717	531,464	9,519	6,989	21,234	16,598	590,521
Asset-backed securities	—	1,322,358	3,436	131,570	72,627	108,356	1,638,347
Total	$316,255	$1,909,446	$16,678	$144,712	$94,587	$172,425	$2,654,103

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

The fair value of the Company’s Eurozone investments are as follows at March 31, 2017 (1):

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (3)	Corporates	Corporates	Loans (4)	and Other	Total
Country (2):
Netherlands	$87,779	$16,856	$112,656	$947	$2,642	$220,880
Germany	101,884	—	42,375	200	9,575	154,034
France	—	1,168	35,721	1,323	23,087	61,299
Luxembourg	1,088	23,310	8,218	3,552	—	36,168
Belgium	27,580	7,400	234	1	—	35,215
Austria	16,558	—	—	—	—	16,558
Ireland	—	6,301	4,333	2,078	2,295	15,007
Spain	—	—	1,088	2	11,698	12,788
Supranational (4)	7,417	—	—	—	—	7,417
Italy	—	—	—	1	6,514	6,515
Portugal	—	—	—	—	552	552
Greece	81	—	235	—	—	316
Total	$242,387	$55,035	$204,860	$8,104	$56,363	$566,749

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at March 31, 2017.

(3)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(4)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

26

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and UGC transaction costs and other, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and UGC transaction costs and other in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. UGC transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to the UGC acquisition. During the 2016 fourth quarter, UGC transaction costs and other included non-recurring expenses related to a change in the Company’s approach on the deferral of certain internal underwriting costs which are no longer being deferred. The Company believes that UGC transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and UGC transaction costs and other from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. In addition, the Company does not guarantee or provide credit support for Watford Re. Because Watford Re is an independent company, the assets of Watford Re can be used only to settle obligations of Watford Re and Watford Re is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford Re is limited to its investment in Watford Re’s common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 11.
The Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development for the insurance segment and reinsurance segment and a combined ratio excluding prior year development for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders on the capital held in its business, and compares the return generated by the Company’s investment portfolio against benchmark returns which it measures portfolio returns against during the periods presented.

27

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income available to Arch common shareholders to after-tax operating income available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s approximate 11% ownership of Watford Re’s common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Net income available to Arch common shareholders	$241,909	$62,396	$247,388	$205,570	$149,314
Net realized (gains) losses	(29,134)	98,477	(99,159)	(43,935)	(32,464)
Net impairment losses recognized in earnings	1,807	13,593	3,867	5,343	7,639
Equity in net (income) loss of investment funds accounted for using the equity method	(48,088)	(16,421)	(16,662)	(8,737)	(6,655)
Net foreign exchange (gains) losses	19,796	(35,547)	4,054	(22,703)	22,209
UGC transaction costs and other	15,584	34,587	7,142	—	—
Income tax (benefit) expense (1)	(3,909)	(15,557)	2,970	5,036	5,699
After-tax operating income available to Arch common shareholders	$197,965	$141,528	$149,600	$140,574	$145,742

Diluted per common share results:
Net income available to Arch common shareholders	$1.74	$0.50	$1.98	$1.65	$1.20
Net realized (gains) losses	(0.21)	0.78	(0.79)	(0.35)	(0.26)
Net impairment losses recognized in earnings	0.01	0.11	0.03	0.04	0.06
Equity in net (income) loss of investment funds accounted for using the equity method	(0.34)	(0.13)	(0.13)	(0.07)	(0.05)
Net foreign exchange (gains) losses	0.14	(0.28)	0.03	(0.18)	0.18
UGC transaction costs and other	0.11	0.27	0.06	—	—
Income tax (benefit) expense (1)	(0.03)	(0.12)	0.02	0.04	0.04
After-tax operating available to Arch common shareholders	$1.42	$1.13	$1.20	$1.13	$1.17

Weighted average common shares and common share equivalents outstanding — diluted	139,047,672	125,427,259	124,931,653	124,365,596	124,496,496

Beginning common shareholders’ equity	$7,481,163	$6,538,983	$6,340,583	$6,050,248	$5,841,542
Ending common shareholders’ equity	7,833,289	7,481,163	6,538,983	6,340,583	6,050,248
Average common shareholders’ equity (2)	$7,657,226	$6,471,392	$6,439,783	$6,195,416	$5,945,895

Annualized return on average common equity (2)	12.6%	3.9%	15.4%	13.3%	10.0%
Annualized operating return on average common equity (2)	10.3%	8.7%	9.3%	9.1%	9.8%

(1)
Income tax expense on net realized gains or losses, net impairment losses recognized in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and UGC transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

(2)
For the 2016 fourth quarter, average common shareholders’ equity and the related returns on average common equity reflect the weighted impact of the $1.10 billion of convertible non-voting common equivalent preferred shares, which were issued on December 31, 2016 as part of the UGC acquisition.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of income before income taxes to after-tax operating income available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Arch Operating Income Components (1):
Income before income taxes	$279,503	$59,611	$260,385	$221,010	$169,098
Net realized (gains) losses	(28,512)	99,149	(95,946)	(40,927)	(31,862)
Net impairment losses recognized in earnings	1,807	13,593	3,867	5,343	7,639
Equity in net (income) loss of investment funds accounted for using the equity method	(48,088)	(16,421)	(16,662)	(8,737)	(6,655)
Net foreign exchange (gains) losses	19,845	(35,221)	4,232	(22,461)	22,041
UGC transaction costs and other	15,584	34,587	7,142	—	—
Pre-tax operating income	240,139	155,298	163,018	154,228	160,261
Arch share of ‘other’ segment operating income (2)	1,350	1,109	2,324	927	1,576
Pre-tax operating income available to Arch (b)	241,489	156,407	165,342	155,155	161,837
Income tax expense (a)	(32,306)	(3,262)	(10,258)	(9,096)	(10,611)
After-tax operating income available to Arch	209,183	153,145	155,084	146,059	151,226
Preferred dividends	(11,218)	(11,617)	(5,484)	(5,485)	(5,484)
After-tax operating income available to Arch common shareholders	$197,965	$141,528	$149,600	$140,574	$145,742

Effective tax rate on pre-tax operating income available to Arch (a)/(b)	13.4%	2.1%	6.2%	5.9%	6.6%

(1)
Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income is as follows:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Balances in ‘other’ segment:
Underwriting income (loss)	$(2,295)	$(3,266)	$1,379	$(1,724)	$(944)
Net investment income	22,062	20,946	27,336	17,941	23,326
Interest expense	(2,920)	(3,058)	(3,019)	(3,231)	(3,480)
Preferred dividends	(4,584)	(4,588)	(4,588)	(4,586)	(4,587)
Pre-tax operating income (loss) available to common shareholders	12,263	10,034	21,108	8,400	14,315
Arch ownership	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$1,350	$1,109	$2,324	$927	$1,576

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Debt:
ACGL Senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$296,979	$296,957	$296,936	$296,915	$296,895
Arch-U.S. Senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	494,548	494,525	494,501	494,477	494,454
Arch Finance Senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	495,778	495,689	—	—	—
Arch Finance Senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	445,105	445,087	—	—	—
Revolving credit agreement borrowings, due October 26, 2021 (variable)	500,000	500,000	100,000	100,000	100,000
Total debt	$2,232,410	$2,232,258	$891,437	$891,392	$891,349

Shareholders’ equity available to Arch:
Series C non-cumulative preferred shares (6.75%)	$322,555	$322,555	$325,000	$325,000	$325,000
Series E non-cumulative preferred shares (5.25%)	450,000	450,000	450,000	—	—
Common shareholders’ equity (a)	7,833,289	7,481,163	6,538,983	6,340,583	6,050,248
Total shareholders’ equity available to Arch	$8,605,844	$8,253,718	$7,313,983	$6,665,583	$6,375,248

Total capital available to Arch	$10,838,254	$10,485,976	$8,205,420	$7,556,975	$7,266,597

Common shares outstanding, net of treasury shares (b)	135,790,306	135,550,337	122,675,197	122,572,260	122,093,596

Book value per common share (4) (a)/(b)	$57.69	$55.19	$53.30	$51.73	$49.55

Leverage ratios:
Senior notes/total capital available to Arch	16.0%	16.5%	9.6%	10.5%	10.9%
Revolving credit agreement borrowings/total capital available to Arch	4.6%	4.8%	1.2%	1.3%	1.4%
Debt/total capital available to Arch	20.6%	21.3%	10.9%	11.8%	12.3%
Preferred/total capital available to Arch	7.1%	7.4%	9.4%	4.3%	4.5%
Debt and preferred/total capital available to Arch	27.7%	28.7%	20.3%	16.1%	16.7%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.), a wholly owned subsidiary of Arch Capital Group Ltd. (“ACGL”), and fully and unconditionally guaranteed by ACGL.

(3)	Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by ACGL.

(4)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended						Cumulative
	March 31,	December 31,	September 30,	June 30,	March 31,		March 31,
	2017	2016	2016	2016	2016		2017
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$—	$—	$—	$75,256		$3,682,661
Shares repurchased	—	—	—	—	1,140,137		125,223,844
Average price per share repurchased	$—	$—	$—	$—	$66.01		$29.41

Average book value per common share (1)	$56.44	$54.25	$52.52	$50.64	$48.60
Average repurchase price-to-book multiple	—	—	—	—	1.36	x

Remaining share repurchase authorization (2)	$446,501

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2019.

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